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                                                                 EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-82525) and Form S-8 (Nos. 333-66913, 333-44877,
333-43905, 333-36527, 333-26869 and 333-24753) of Verity, Inc. of our report dated June 17, 1999 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, CA
July 12, 1999